UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 5, 2026

Revvity, Inc.
(Exact Name of Registrant as Specified in its Charter)

Massachusetts	001-05075	04-2052042
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

77 4th Avenue,	Waltham,	Massachusetts	02451
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (781) 663-6900
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1 par value per share	RVTY	The New York Stock Exchange
1.875% Notes due 2026	RVTY 26	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02. Results of Operations and Financial Condition
    On May 5, 2026, Revvity, Inc. announced its financial results for the first quarter ended April 5, 2026. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
    The information in this Item 2.02 of Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01. Other Events
Exhibit 99.2 to the Current Report on Form 8-K sets forth the unaudited pro forma condensed consolidated financial statements to present the pro forma financial position and results of operations of Revvity, Inc. and Subsidiaries (the “Company”) based upon historical financial information after giving effect to the probable sale of all of the assets related to the Company’s Immunodiagnostics business in China (“China IDX”) pursuant to a letter of intent signed on April 16, 2026. The letter of intent provided for the sale of China IDX for up to $200 million, subject to adjustments and satisfaction of conditions. Management believes it is probable the transaction will close in 2027 and therefore has included the unaudited pro forma condensed consolidated financial statements herein.

Cautionary Statement Concerning Forward-Looking Statements
Certain statements made herein contain “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements relating to the anticipated sale of all of the assets of China IDX. Words such as “believes” and similar expressions are intended to identify forward-looking statements. Such statements are based on the Company’s current expectations and no assurances can be given that these expectations will prove to be correct. A number of important risk factors could cause actual results to differ materially from the results described, implied or projected in any forward-looking statements. These factors include, without limitation, the Company’s ability to execute acquisitions and divestitures and other factors which are described under the caption “Risk Factors” in the Company’s most recent annual report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”). The Company disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(b)     Pro Forma Financial Information
The unaudited pro forma condensed financial statements of the Company, giving effect to the probable sale of substantially all of the assets related to the China IDX, are included as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated by reference herein.
(d)    Exhibits

EXHIBIT INDEX

Exhibit No.	Description

99.1*	Press Release entitled “Revvity Announces Financial Results for the First Quarter of 2026”, issued by Revvity, Inc. on May 5, 2026

99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements

104	Cover Page Interactive Data File (embedded within the Inline XBRL)

* This exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVVITY, INC.
Date: May 5, 2026	By: /s/ Maxwell Krakowiak Maxwell Krakowiak Senior Vice President and Chief Financial Officer